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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2002

Waddell & Reed Financial, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-13913	51-026175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Lamar Avenue, Overland Park, KS	66202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (913) 236-2000

N/A
(Former name or former address,
if changed since last report)

ITEM 5.    OTHER EVENTS

        The registrant issued a press release dated August 29, 2002 a copy of which is filed herewith as an exhibit and is incorporated by reference herein.

ITEM 7.    EXHIBITS

(c)
Exhibits.

99.1
Waddell & Reed Financial, Inc. press release dated August 29, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC. (a Delaware corporation)
By:	/s/ DANIEL C. SCHULTE Name: Daniel C. Schulte Title: Vice President, General Counsel and Secretary

Date: August 30, 2002

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Waddell & Reed Financial, Inc. press release dated August 29, 2002.

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  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURES
INDEX TO EXHIBITS